PATENT RIGHTS AGREEMENT

        This PATENT RIGHTS AGREEMENT (the "Agreement") is entered into as of September 28, 1999 (the "Effective Date") by and between PROTEIN DESIGN LABS, INC., a Delaware corporation having its principal office at 34801 Campus Drive, Fremont, California 94555 (hereinafter referred to as "PDL"), and SMITHKLINE BEECHAM CORPORATION, a Commonwealth of Pennsylvania corporation having its principal office at One Franklin Plaza, Philadelphia, PA 19101 (hereinafter referred to as "SB").

RECITALS

     A. PDL owns or has rights to certain patents designated as the Queen et al. patents and identified on Exhibit A hereto (the "Queen et al. Patents");

     B. PDL and SB are contemporaneously entering into an IL-5 Patent License Agreement for an antibody directed against the IL-5 antigen (the "IL-5 Patent License Agreement") and a Development and License Agreement for an antibody directed against the IL-4 antigen (the "Development and License Agreement"); and

     C. SB desires to obtain certain nonexclusive license rights under the Queen et al. Patents for the development, manufacture and commercialization of antibody products directed against up to three (3) target antigens under the terms and conditions set forth below.

        AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound, the parties agree as follows:

1.      SB'S RIGHTS TO LICENSES

     1.01 Election. Subject to the terms and conditions of this Agreement, PDL hereby grants to SB and SB accepts, for a period of [CONFIDENTIAL TREATMENT REQUESTED] years from the Effective Date, the right to obtain up to three (3) non-exclusive, royalty-bearing, worldwide licenses under the Queen et al. Patents pursuant to the form of PDL License Agreement attached hereto as Exhibit B (a "PDL License Agreement").

     1.02 Excluded Antigens. SB's rights to elect a license under Section 1.01 shall not extend to the following target antigens and their receptors (or in the case of receptors, ligands): [CONFIDENTIAL TREATMENT REQUESTED]. Each license elected by SB hereunder shall be pursuant to a separate PDL License Agreement and shall be effective as of the date of execution of the PDL
License Agreement by both parties.

     1.03 Procedure for Exercise of License Rights. If SB desires to exercise a license right under this Agreement, SB shall provide PDL with written notice identifying the target antigen or receptor for which SB desires to enter into a PDL License Agreement pursuant to the provisions of Section 1.01. PDL shall promptly review and respond in writing to the request by SB for a license within ten (10) business days of receipt of the written request. [CONFIDENTIAL TREATMENT REQUESTED]. In the event that PDL denies SB's request for a PDL License Agreement, PDL shall provide SB with a written certificate signed by an officer of PDL specifying the reason for such denial, and SB's right under
Section 1.01 shall not be considered exercised. If PDL does not deny SB's request or has not responded within ten (10) business days of receipt of SB's request under this Section 1.03, then SB and PDL shall promptly, but in no event more than ten (10) business days thereafter, enter into a PDL License Agreement (with a then-current Exhibit A to such PDL License Agreement) with respect to the target antigen.

2.      CONDITION TO EFFECTIVENESS

    This Agreement shall be effective upon the execution and delivery by both parties of the IL-5 Patent License Agreement and the Development and License Agreement of even date herewith.

3.      REPRESENTATIONS; DISCLAIMERS

     3.01 Valid Agreement. Each party represents and warrants to the other that it knows of no legal reason to prevent it from entering into this Agreement and that the signatory hereto is duly authorized to execute and deliver this Agreement.

    3.02 No Warranty of Validity, Non-Infringement. Nothing in this Agreement shall be construed as (a) a warranty or representation by PDL as to the validity or scope of the Queen et al. Patents; or (b) a warranty or representation that anything made, used, sold or otherwise disposed of under any PDL License Agreement is or will be free from infringement of patents, copyrights, trademarks, trade secrets or other rights of third parties.

        3.03    Disclaimer of Warranties.  EXCEPT AS SPECIFICALLY SET FORTH IN
SECTION 3.01 ABOVE, PDL MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED. FURTHER, PDL MAKES NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR THAT PRACTICE UNDER ITS LICENSED PATENTS UNDER A PDL LICENSE AGREEMENT WILL NOT INFRINGE ANY THIRD PARTY RIGHTS.

4.      CONFIDENTIALITY

        4.01 Obligations. During the term of this Agreement and for five (5) years thereafter, PDL and SB shall not use or reveal or disclose to third parties any confidential information received from the other in the performance of activities in furtherance of this Agreement without first obtaining the written consent of the disclosing party, except (i) as may be otherwise provided herein, (ii) as may be required for purposes of licensing, developing, manufacturing or marketing a product subject to license grant under the rights of SB set forth this Agreement, (iii) as may be required for securing essential or desirable authorizations, approvals, privileges or rights from governmental agencies or as may be required by law, statute or regulation to be disclosed to a governmental agency, provided that the party disclosing such information will use reasonable efforts to ensure that the confidentiality of such confidential information is maintained by such government regulatory agencies, (iv) as may be required or as necessary to file or prosecute patent applications concerning the Queen et al. Patents, (v) or as may be required to carry out any litigation concerning the subject matter of this Agreement provided that the party disclosing such information will use reasonable efforts to ensure that the confidentiality of such confidential information is maintained. This confidentiality obligation shall not apply to confidential information which is or becomes a matter of public knowledge through no fault of the receiving party, or is already in the possession of the receiving party, or is disclosed to the receiving party by a third party having the right to do so, or is subsequently and independently developed by employees of the receiving party or affiliates thereof who had no knowledge of the confidential information disclosed. The parties shall take reasonable measures to assure that no unauthorized use or disclosure is made by others to whom access to confidential information is granted.
4.02 Exceptions. Nothing in this Article 4 shall be construed as preventing either party from disclosing any information received from the other party to:
        (i) an affiliate or prospective sublicensee of the receiving party, provided such affiliate or sublicensee has undertaken a similar obligation of confidentiality with respect to the confidential information;
        (ii) the FDA in connection with the approval to conduct clinical studies, manufacture, market or sell a product whose license rights are obtained hereunder; or

        (iii) any securities exchange to which the receiving party may be subject if necessary to meet the requirements, rules and regulations of such securities exchange, but only to the extent such disclosure is reasonably required and subject to obligations of confidentiality wherever possible.
4.03 Ownership. All confidential information disclosed by one party to the other shall remain the intellectual property of the disclosing party. In the event that a court or other legal or administrative tribunal, directly or through an appointed master, trustee or receiver, assumes partial or complete control over the assets of a party to this Agreement based on the insolvency or bankruptcy of such party, the bankrupt or insolvent party shall promptly notify the court or other tribunal (i) that confidential information received from the other party under this Agreement remains the property of the other party and
(ii) of the confidentiality obligations under this Agreement. In addition, the bankrupt or insolvent party shall, to the extent permitted by law, take all steps necessary or desirable to maintain the confidentiality of the other party's confidential information and to ensure that the court, other tribunal or appointee maintains such information in confidence in accordance with the terms of this Agreement.

5.      TERM AND TERMINATION

    5.01 Term. Unless earlier terminated in accordance with this Article 5, this Agreement shall remain in effect until [CONFIDENTIAL TREATMENT
REQUESTED].

    5.02 Default. This Agreement shall terminate upon the earlier of (i) thirty (30) days' written notice if SB defaults in the performance of, or fails to be in compliance with, any material agreement, condition or covenant of this Agreement and such default or non-compliance is not cured within such thirty (30) day period, or [CONFIDENTIAL TREATMENT REQUESTED].

        5.03 Rights and Obligations Upon Termination or Expiration. Upon expiration or termination of this Agreement for any reason, nothing herein shall be construed to release either party from any obligation that matured prior to the effective date of such termination. In any event, termination or expiration of this Agreement shall not effect any valid PDL License Agreement in effect as of the date of such termination or expiration, the IL-5 Patent License Agreement or the Development and License Agreement. In addition, the obligations set forth in Articles 4 and 6 shall survive the expiration or termination of this Agreement. Upon termination of this Agreement, each party shall return to the other party any confidential information disclosed by the other party under this Agreement.

6.      MISCELLANEOUS

    6.01 Assignment.. This Agreement and the rights granted herein shall be binding upon and inure to the benefit of the successors in interest of the respective parties. Neither this Agreement nor any interest hereunder shall be assignable by either party without the prior written consent of the other; provided, however, that either party may assign this Agreement or any part of its rights and obligations hereunder to any affiliate of such party or to any corporation with which that party may merge or consolidate, or to which it may transfer all or substantially all of its assets, without obtaining the consent of the other party, provided that the party effecting such assignment shall notify the other promptly following such assignment.

    6.02 Entire Agreement; Amendment This Agreement, including the Exhibits hereto, constitutes the entire agreement between the parties relating to the subject matter hereof and supersedes all previous writings and understandings. No terms or provisions of this Agreement shall be varied or modified by any prior or subsequent statement, conduct or act of either of the parties, except that the parties may amend this Agreement by written instruments specifically referring to and executed in the same manner as this Agreement.

        6.03    Severability
(a) In the event any portion of this Agreement shall be held illegal, void or ineffective, the remaining portions hereof shall remain in full force and effect.
(b) If any of the terms or provisions of this Agreement are in conflict with any applicable statute or rule of law, then such terms or provisions shall be deemed inoperative to the extent that they may conflict therewith and shall be deemed to be modified to conform with such statute or rule of law.
(c) In the event that the terms and conditions of this Agreement are materially altered as as provided in Sections 6.03(a) and (b), the parties will in good faith renegotiate the terms and conditions of this Agreement to carry out the intent of the parties.

    6.04 Notices. Notices required or permitted under this Agreement shall be in writing in the English language and sent by overnight mail (e.g., FedEx), or by facsimile confirmed by overnight mail (e.g., FedEx), and shall be deemed to have been properly served to the addressee upon receipt of such written communication, to the following addresses of the parties or to such address or addresses as may be specified from time to time in a written notice:

If to PDL:      Protein Design Labs, Inc.
        34801 Campus Drive
        Fremont, California 94555 USA
        Attention: General Counsel
        Facsimile number: (510) 574-1473

If to SB:       SmithKline Beecham Corporation
                One Franklin Plaza (Mail Code FP 1930)
                P.O. Box 7929
                Philadelphia, PA  19101
                Attn:  Senior Vice President, Business Development

                Facsimile number:  (215) 751-4253

Copy to:        SmithKline Beecham Corporation
                One Franklin Plaza (Mail Code FP 2360)
                P.O. Box 7929
                Philadelphia, PA 19101
                Attn:  Corporate Law - US

                Fax: number:  (215)751-3935


   6.05 Choice of Law.. This Agreement shall be deemed to have been made in New York and its form, execution, validity, construction and effect shall be determined in accordance with the laws thereof.

   6.06    Dispute Resolution.   Any dispute, controversy or claim arising out
of or relating to this Agreement, including without limitation, a dispute concerning a termination of this Agreement (hereinafter collectively referred to as "Dispute") shall be attempted to be settled by the parties, in good faith, by submitting each such Dispute to appropriate senior management representatives of each party in an effort to effect a mutually acceptable resolution thereof within thirty (30) days of submission to such representatives. Within fifteen (15) days after submission of the Dispute to such senior representatives, each party shall submit a brief, written summary of the Dispute and their respective position with respect to the Dispute to such senior representatives. In the event no mutually acceptable resolution is achieved in such time frame, then each party shall be entitled to seek relief for such Dispute by using any appropriate judicial mechanism which may be available in the courts.

        6.07    Waiver.   None of the terms, covenants and conditions of this
Agreement can be waived except by the written consent of the party waiving compliance.

        6.08  Force Majeure.   If the performance of any part of this Agreement
by either party, or of any obligation under this Agreement, is prevented, restricted, interfered with or delayed by reason of any cause beyond the reasonable control of the party liable to perform, unless conclusive evidence to the contrary is provided, the party so affected shall, upon giving written notice to the other party, be excused from such performance to the extent of such prevention, restriction, interference or delay; provided that the affected party shall use its reasonable best efforts to avoid or remove such causes of non-performance and shall continue performance with the utmost dispatch whenever such causes are removed. When such circumstances arise, the parties shall discuss what, if any, modification of the terms of this Agreement may be required in order to arrive at an equitable solution.

   6.09  Publicity.   It is contemplated that one or both of the parties may
issue a press release announcing this Agreement, the Development and License Agreement and the IL-5 Patent License Agreement, the form and content of which shall be mutually agreed upon. No other public announcement or other disclosure to third parties concerning the terms, financial or otherwise, of this Agreement, the Development and License Agreement or the IL-5 Patent License Agreement shall be made, either directly or indirectly, by any party to this Agreement, except as may be legally required or as may be required for recording purposes, without first obtaining the approval of the other party, which approval shall not be unreasonably withheld, and agreement upon the nature and text of such announcement or disclosure. The party desiring to make any such public announcement or other disclosure shall inform the other party of the proposed announcement or disclosure in reasonably sufficient time prior to public release, and shall provide the other party with a written copy thereof, in order to allow such other party to comment upon such announcement or disclosure. The party reviewing the release shall use good faith efforts to promptly review and provide comments upon the proposed public release, which comments shall be provided as soon as practicable but in any event within seven (7) days of delivery of the initial draft of the proposed release. Each party agrees that it shall cooperate fully with the other with respect to all disclosures regarding this Agreement to the Securities Exchange Commission, the U.K. Stock Exchange and any other governmental or regulatory agencies, including requests for confidential treatment of proprietary information of either party included in any such disclosure. Notwithstanding the foregoing, it is understood and agreed that the parties may issue a press release in connection with the entering into of each PDL License Agreement in accordance with the terms and conditions set forth therein.

   6.10 Headings. The captions used herein are inserted for convenience of reference only and shall not be construed to create obligations, benefits, or limitations.

   6.11    Counterparts.   This Agreement may be executed in counterparts, all
of which taken together shall be regarded as one and the same instrument.


        6.12 Independent Contractors. The parties are independent contractors under this Agreement and no other relationship is intended, including, without limitation, partnership, joint venture or agency relationship. Neither party shall act in a manner which expresses or implies a relationship other than of independent contractor, nor bind the other party, except as otherwise expressly provided in this Agreement. Nothing in this Agreement shall be deemed to infer any direct relationship between PDL and any affiliate of SB.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Protein Design Labs, Inc.                       SmithKline Beecham Corporation

By                      _______                         By

Title                                                           Title



Exhibits

Exhibit A - Queen et al. Patents

Exhibit B - Form of PDL License Agreement

Exhibit A
PDL Licensed Patents

The following are patents and patent applications (also known as the "Queen et al. patents") issued and filed in certain countries in the world and licensed as part of the PDL Patent Rights under the Agreement (As of August 25, 1999).

1.  The following issued U.S. patents and U.S. patent applications:

No. 5,585,089, "Humanized Immunoglobulins," issued December 17, 1996.

No. 5,693,761, "Polynucleotides Encoding Improved Humanized
Immunoglobulins," issued December 2, 1997.

No. 5,693,762, "Humanized Immunoglobulins," issued December 2, 1997.

[CONFIDENTIAL TREATMENT REQUESTED]


2.  The following patents and patent applications outside the U.S.:

Patent No.

Country
Title*
Issued
647383
Australia
"Novel Immunoglobulins, Their Production
and Use"
Issued
671949
Australia
"
Issued
AT E133452
Austria
"
Issued
0451216
Belgium
"
Issued
61095
Bulgaria
"
Issued
970016

Brazil
"
Issued
0451 216B1
European
"
Issued
0682040 B1
European

Issued
FR0451216
France
"
Issued
DE
68925536
Germany
"
Issued
DD 296 964
East Germany
"
Issued
GB 0451216
Great Britain
"
Issued
1001050

Greece
"
Issued
211174

Hungary
"
Issued
IT O451216
Italy
"
Issued
2828340
Japan
"
Issued
LU O451216
Luxembourg
"
Issued
92.2146
Monaco
"
Issued
NL 0451216
Netherlands
"
Issued
231984
New Zealand
"
Issued
132068
Pakistan
"
Issued
29729
Philippines
"
Issued
92758
Portugal
"
Issued
4895847.13
Russia
"
Issued
2126046
Russia
"
Issued
SG O451216
Singapore
"
Issued
89/9956
South Africa
"
Issued
178385
South Korea
"
Issued
2081974 T3
Spain
"
Issued
SE O451216
Sweden
"
Issued
CHO 451216
Switzerland
"
Issued
50034
Taiwan
"
Issued
13349
Uruguay
"
Issued
48700
Yugoslavia
"







Country
Title*
Pending
Argentina
"Novel Immunoglobulins, Their
Production and Use"
Pending
Canada
"
Pending
Chile
"
Pending
China
"
Pending
Croatia
"
Pending
Czech Republic
"
Pending
Ecuador
"
Pending
Europe
"
Pending
Hong Kong
"
Pending
Ireland
"
Pending
Israel
"
Pending
Japan
"
Pending
South Korea

Pending
Romania
"
Pending
Slovak Republic
"
Pending
Venezuela
"
Pending
Denmark
"
Pending
Finland
"
Pending
Norway
"









*Exact titles may differ in different countries.

                                    EXHIBIT B
FORM OF
PATENT LICENSE AGREEMENT
between
PROTEIN DESIGN LABS, INC.
and
SMITHKLINE BEECHAM CORPORATION
This Patent License Agreement ("Agreement"), effective as of __, ____ ("Effective Date"), is made by and between PROTEIN DESIGN LABS, INC., a Delaware corporation having offices at 34801 Campus Drive, Fremont, CA 94555 (hereinafter "PDL") and SMITHKLINE BEECHAM CORPORATION, a Commonwealth of Pennsylvania corporation having offices at One Franklin Plaza, Philadelphia, PA 19101 (hereinafter "SB").
RECITALS
A. PDL and SB have entered into a Patent Rights Agreement effective as of September __, 1999, pursuant to which SB may enter into this Agreement for a license under the certain patents designated as the Queen et al. Patents for a humanized antibody directed against the ________________ antigen.
B. PDL desires to grant and SB desires to accept a nonexclusive, worldwide, royalty-bearing license under the Licensed PDL Patents under the terms and conditions of this Agreement with respect to such humanized antibody.
AGREEMENT

NOW THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound, the parties agree as follows:
1.      DEFINITIONS
Except as otherwise expressly provided herein, all references to Exhibits, Articles and Sections shall be references to Exhibits, Articles and Sections of this Agreement, and the following terms in this Agreement shall have the following meanings:
1.01 "Affiliate" shall mean any corporation, firm, partnership or other entity, whether de jure or de facto, which directly or indirectly owns, is owned by or is under common ownership with a party to this Agreement to the extent of at least fifty percent (50%) of the equity (or such lesser percentage which is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) having the power to vote on or direct the affairs of the entity and any person, firm, partnership, corporation or other entity actually controlled by, controlling or under common control with a party to this Agreement; provided however any such person, corporation, firm, partnership or other entity shall be deemed an Affiliate only for so long as it meets the requirements of this definition.
1.02 "Antibody" shall mean any antibody, including without limitation, monospecific and bispecific antibodies; less than full-length antibody forms such as Fv, Fab, and F(ab')2; single-chain antibodies; and antibody conjugates bound to a toxin, label or other moiety.
1.03 "Combination Product(s)" shall mean any product containing both a pharmaceutically active agent or ingredient which constitutes a Licensed Product and one or more other pharmaceutically active agents or ingredients which do not constitute Licensed Products.
1.04 "Licensed PDL Patents" shall mean all United States and foreign patents and patent applications identified on Exhibit A (including any and all continuations, continuations-in-part, divisions, patents of addition, reissues, renewals or extensions thereof, all SPCs thereof and all patents issuing therefrom). Exhibit A will be updated by PDL on an annual basis.
1.05 "Licensed Product(s)" shall mean human prophylactic, therapeutic, and/or palliative products that include an Antibody [CONFIDENTIAL TREATMENT REQUESTED].
1.06 "Marketing Approval" shall mean the first approval or authorization in a country which is required for the marketing, promotion and sale of Licensed Product in such country.

1.07 "Net Sales" shall mean the gross invoice price or contract price from sales of Licensed Products in a form for use by an end user and not intended for further genetic manipulation or transformation in the Territory by SB, its Affiliates and sublicensees ("the Selling Party") to Third Parties less

[CONFIDENTIAL TREATMENT REQUESTED]

Sales between SB, its Affiliates and its or their sublicensees shall be excluded from the computation of Net Sales and no payments will be payable on such sales except where such Affiliates or sublicensees are end users, but Net Sales shall include the subsequent final sales to Third Parties by SB or such Affiliates or sublicensees. [CONFIDENTIAL TREATMENT REQUESTED]

If SB or any of its Affiliates or sublicensees receive non-cash consideration for any Licensed Product sold or otherwise transferred to Third Party in a form other than bulk or intermediate, the fair market value of such non-cash consideration on the date of such transfer as known to SB, or as reasonably estimated by SB if unknown, shall be included in the definition of Net Sales.

1.08 "SPC" shall mean a right based upon a patent to exclude others from making, using or selling Licensed Product, such as a Supplementary Protection Certificate.

                1.09 "Target Antigen" shall mean        .
1.10  "Territory" shall mean worldwide [CONFIDENTIAL TREATMENT
REQUESTED]
1.11 "Third Party" shall mean any party other than SB, PDL and their respective Affiliates.
1.12  "Valid Claim" shall mean [CONFIDENTIAL TREATMENT REQUESTED].
2.      LICENSE
2.01 License Grant. Subject to the terms and conditions of this Agreement and in consideration of SB's fulfillment of its obligations to PDL under this Agreement, PDL hereby grants and SB hereby accepts a worldwide, nonexclusive royalty-bearing license under the Licensed PDL Patents, including the right to grant sublicenses with respect to Licensed Products in accordance with Section 2.02, to make, have made, import, use and sell Licensed Products in the Territory.
2.02 Limitation on Sublicenses; Notification. SB shall have the right to grant sublicenses of its rights under Section 2.01 with respect to Licensed Products, provided that (i) SB shall grant such sublicenses only in connection with the assignment or license by SB to such sublicensee of the right to use, make, have made, sell or otherwise transfer the Licensed Products in such country and (ii) SB shall pay to PDL [CONFIDENTIAL TREATMENT REQUESTED]. Notwithstanding the assignment or grant of a sublicense by SB hereunder, SB shall remain obligated to pay all royalties due to PDL with respect to the sale of Licensed Products by its assignee or sublicensee. In addition, the grant of any sublicenses under Section 2.01 shall be on terms and conditions which are subject to and subordinate to the terms of this Agreement and SB shall remain fully responsible to PDL for the performance of any and all such terms by its sublicensees. Promptly following execution of any sublicense hereunder, SB shall notify PDL of the identity of the sublicensee and the scope of the sublicense and provide a copy of the sublicense agreement, which copy may be redacted to protect confidential technical or financial information.
2.03  Updates to List of Licensed PDL Patents.  Not later than December
31 of each year during the term of this Agreement or earlier upon written request of SB (which request shall not be made more than twice per calendar year), PDL agrees to provide a written update listing the Licensed PDL Patents, and such update shall constitute an amendment to Exhibit A.

2.04 No Other License Rights. SB expressly acknowledges and agrees that, except for the license expressly granted under Section 2.01, no rights to any other PDL patents or patent applications, or to any know-how, trade secrets or licenses are included in this Agreement or granted by implication, estoppel or otherwise.

3.      PAYMENTS, ROYALTIES, REPORTS

3.01  Payments. In consideration for the license granted by PDL under
Article 2 of this Agreement, SB shall pay to PDL, within ten (10) business days of the Effective Date of this Agreement, a non-refundable, non-creditable signing and licensing fee in the sum of [CONFIDENTIAL TREATMENT REQUESTED].
3.02  Royalties to PDL. [CONFIDENTIAL TREATMENT REQUESTED]
3.03 Combination Products. Net Sales in a particular country, in the case of Combination Products for which the pharmaceutically active agent or ingredient constituting a Licensed Product and each of the other pharmaceutically active agents or ingredients not constituting Licensed Products have established market prices in that country when sold separately, shall be determined by multiplying the Net Sales for each such Combination Product by a fraction, the numerator of which shall be the established market price for the Licensed Product(s) contained in the Combination Product and the denominator of which shall be the sum of the established market prices for the Licensed Product(s) plus the established market prices for the other pharmaceutically active agents or ingredients contained in the Combination Product. When such separate market prices are not established in that country, then the parties shall negotiate in good faith to determine a fair and equitable method of calculating Net Sales in that country for the Combination Product in question.
3.04 Annual Maintenance Fee. In further consideration of the license granted under Article 2, within fifteen (15) business days after the second anniversary of the Effective Date and for each anniversary thereafter, SB shall pay a nonrefundable annual maintenance fee in the amount of [CONFIDENTIAL TREATMENT REQUESTED]. Such annual maintenance fee shall be [CONFIDENTIAL TREATMENT REQUESTED] against royalties payable by SB for the year with respect to which such annual maintenance fee is paid; provided, however, that any quarterly payments due to PDL shall not be reduced by more than [CONFIDENTIAL TREATMENT REQUESTED] by such offset.
3.05 Currency Conversion. All amounts payable to PDL under this Agreement shall be payable in U.S. Dollars by wire transfer to a bank account designated by PDL. In the case of royalties on Net Sales, all amounts payable shall first be calculated in the currency of sale and then converted into U.S. Dollars using the actual average exchange rates for such currency as used by SB in producing its quarterly and annual accounts, as confirmed by SB's auditors.
3.06  Reports.
(a) Current Reports. SB agrees to make written reports and royalty payments to PDL within forty-five (45) days after the close of each calendar quarter during the term of this Agreement, beginning with the calendar quarter in which the date of first commercial sale or other transfer for value of a Licensed Product by SB, its Affiliates or sublicensees in the Territory occurs. These reports shall be certified by a duly authorized employee in the Finance Department of SB and shall state for the calendar quarter in question:
(1) identification on a country-by-country basis of each Licensed Product upon which SB is paying royalties; (2) Net Sales by SB and its Affiliates of such Licensed Products; (3) Net Sales reported by sublicensees of such Licensed Products; (4) the place of manufacture of Licensed Products sold in such quarter; (5) applicable offsets or deductions; and (6) the net royalty due to PDL thereon pursuant to this Article 3. No later than at the time of the making of each such report, SB shall make any payment due to PDL of royalties for the period covered by such report.
(b) Termination Report. For each Licensed Product, SB also agrees to make a written report to PDL within ninety (90) days after the date on which SB, its Affiliates or sublicensees last sell or otherwise transfer for value the Licensed Product anywhere in the Territory stating in such report the same information required by quarterly reports for all such Licensed Products made, sold or otherwise disposed of which were not previously reported to PDL.

(c)  Notification of Marketing Approval.        SB agrees to notify PDL in
writing within ten (10) days after the end of each month of the countries in the Territory in which SB, its Affiliates or sublicensees obtains Marketing Approval of a Licensed Product in the preceding month. Such notice shall specify the country and date of Marketing Approval. SB shall assist PDL and provide reasonable cooperation (including the execution and timely delivery of any documents, certifications and the like) in obtaining any extensions of the Licensed PDL Patents with respect to any Licensed Product in any country in which SB markets Licensed Products.
3.07 Inspection. SB agrees to keep, and to require any of its Affiliates or sublicensees to keep, clear, accurate and complete records for a period of at least three (3) years for each reporting period in which Net Sales occur showing the manufacture, sales, use and other dispositions for value of Licensed Products in sufficient detail to enable the royalties payable hereunder to be determined. SB further agrees to permit its books and records, and to require any of its Affiliates or sublicensees to permit their books and records, to be examined by an independent accounting firm selected by PDL and reasonably acceptable to SB from time-to-time during regular business hours, but not more than once a year. Such independent accounting firm shall report to PDL only with respect to the accuracy of Net Sales and deductions reported and payments made by SB to PDL under this Agreement. All information disclosed in any such inspection shall be deemed confidential under the terms of this Agreement. [CONFIDENTIAL TREATMENT REQUESTED] Any such discrepancies will be promptly corrected by a payment or refund by the appropriate party.
3.08 Withholding. SB may withhold from royalties due to PDL amounts for payment of any withholding tax that SB has paid to any taxing authority with respect to the royalty amounts due to PDL hereunder for which SB does not receive a refund or credit. SB agrees to reasonably cooperate with PDL in obtaining a foreign tax credit in the U.S. with respect to royalties due to PDL on the sale or manufacture of Licensed Products.

3.09 Interest on Overdue Royalties. SB shall be liable for interest on any overdue royalties, at the rate of [CONFIDENTIAL TREATMENT REQUESTED] per annum or the highest rate allowed by law, whichever is less, commencing on the date such royalties are due until paid.

3.10 Royalties to Third Parties. SB acknowledges and agrees that other licenses may be required from third parties with respect to the development, manufacture, importation, use, and sale of any Licensed Product under this Agreement, and that SB shall be solely responsible for any royalties and other payments with respect to those license rights. In no event shall SB have a right to credit against, reduce or otherwise offset any royalty or payment obligations to such third parties against royalty amounts payable to PDL under this Agreement.
4.      INFRINGEMENT OF LICENSED PDL PATENTS
4.01 Suits. PDL shall not have any obligation hereunder to institute any action, suit or other proceeding against third parties for infringement of any Licensed PDL Patents or to defend any action, suit or proceeding brought by a third party which challenges or concerns the validity or enforceability of any Licensed PDL Patents. Any moneys recovered from alleged infringers shall be retained by PDL.
5.      REPRESENTATIONS AND WARRANTIES; DISCLAIMERS; INDEMNIFICATION
5.01  Valid Agreement.
(a) Each party represents and warrants to the other that it knows of no legal reason to prevent it from entering into this Agreement and that the signatory hereto is duly authorized to execute and deliver this Agreement.
(b) PDL represents and warrants to SB that it has the right to grant the licenses to SB provided under this Agreement.
5.02  [CONFIDENTIAL TREATMENT REQUESTED]
5.03 Disclaimers. Nothing in this Agreement shall be construed as (a) a warranty or representation by PDL as to the validity, enforceability or scope of any Licensed PDL Patents; (b) a requirement that PDL file any patent application, or secure any patent or patent rights, or maintain any patent in force, or provide copies of patent applications to SB or its Affiliates or sublicensees, or disclose any inventions described or claimed in such patent applications; or (c) a warranty or representation by PDL that any Licensed Product made, used, sold or otherwise disposed of under the license granted in this Agreement is or will be free from infringement of patents, copyrights, trademarks, trade secrets or other rights of third parties. SB acknowledges and agrees that any royalties or payments that may be due to third parties in order for SB to make, have made, use, sell or otherwise dispose of Licensed Products shall be the sole responsibility of SB.
5.04  No Other Warranties.  EXCEPT AS SPECIFICALLY SET FORTH IN ARTICLE
5, PDL MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE LICENSED PDL PATENTS OR ANY CELL LINES, ANTIBODIES OR LICENSED PRODUCTS DEVELOPED BY SB UNDER THE LICENSE SET FORTH IN THIS AGREEMENT AND PDL FURTHER MAKES NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT THE USE OF LICENSED PDL PATENTS OR ANY CELL LINES, ANTIBODIES, LICENSED PRODUCTS OR OTHER MATERIALS DEVELOPED BY SB UNDER THE LICENSE SET FORTH IN THIS AGREEMENT WILL NOT INFRINGE ANY THIRD PARTY RIGHTS.
5.05 Indemnification. Except as otherwise set forth in Article 4, SB shall at all times, during the term of this Agreement and thereafter, indemnify, defend and hold harmless PDL and its Affiliates, sublicensees, directors, officers, agents and employees from any claim, proceeding, loss, expense, and liability of any kind whatsoever (including but not limited to those resulting from death, personal injury, illness or property damage and including legal expenses and reasonable attorneys' fees) ("PDL Losses") arising out of or resulting from third party claims based upon the development, manufacture, holding, use, testing, advertisement, sale or other disposition by SB, its Affiliates or sublicensees, or any distributor, customer or representative thereof or any one in privity therewith, of any Licensed Product; provided, however, that such indemnity shall not apply to the extent any such PDL Losses result from the negligence or willful misconduct of PDL or breach by PDL of any representation, warranty or other provision of this Agreement.
In the event PDL is seeking indemnification from SB under this Section
5.05, SB shall have no such obligation unless PDL:
(i) gives SB prompt notice of any claim or lawsuit or other action for which it seeks to be indemnified under this Agreement;
(ii) cooperates fully with SB and its agents in defense of any such claim, complaint, lawsuit or other cause of action; and
(iii) SB is granted full authority and control over the defense, including settlement or other disposition thereof, against such claim or lawsuit or other action, provided that PDL shall have the right to retain counsel of its choice to participate in the defense of any such claim or lawsuit at PDL's own expense, provided that such counsel shall not interfere with SB's full authority and control.
Notwithstanding the foregoing, this Section 5.05 shall not be deemed to permit SB to have authority or control over, or otherwise enter into any settlement arrangement concerning the validity or scope of, the Licensed PDL Patents.
6.      CONFIDENTIALITY

        6.01 Obligations. During the term of this Agreement and for five (5) years thereafter, PDL and SB shall not use or reveal or disclose to Third Parties any confidential information received from the other in the performance of activities in furtherance of this Agreement without first obtaining the written consent of the disclosing party, except (i) as may be otherwise provided herein, (ii) as may be required for purposes of developing, manufacturing or marketing Licensed Product, (iii) as may be required for securing essential or desirable authorizations, approvals, privileges or rights from governmental agencies or as may be required by law, statute or regulation to be disclosed to a governmental agency, provided that the party disclosing such information will use reasonable efforts to ensure that the confidentiality of such confidential information is maintained by such government regulatory agencies, (iv) as may be required or as necessary to file or prosecute patent applications concerning Licensed Product, (v) or as may be required to carry out any litigation concerning Licensed Products provided that the party disclosing such information will use reasonable efforts to ensure that the confidentiality of such confidential information is maintained. This confidentiality obligation shall not apply to confidential information which is or becomes a matter of public knowledge through no fault of the receiving party, or is already in the possession of the receiving party, or is disclosed to the receiving party by a Third Party having the right to do so, or is subsequently and independently developed by employees of the receiving party or Affiliates thereof who had no knowledge of the confidential information disclosed. The parties shall take reasonable measures to assure that no unauthorized use or disclosure is made by others to whom access to confidential information is granted.
6.02 Exceptions. Nothing in this Article 6 shall be construed as preventing either party from disclosing any information received from the other party to:
        (i) an Affiliate, sublicensee or distributor of the receiving party, provided such Affiliate, sublicensee or distributor has undertaken a similar obligation of confidentiality with respect to the confidential information;
        (ii) the FDA in connection with the approval to conduct clinical studies, manufacture, market or sell Licensed Product; or

        (iii) any securities exchange to which the receiving party may be subject if necessary to meet the requirements, rules and regulations of such securities exchange, but only to the extent such disclosure is reasonably required and subject to obligations of confidentiality wherever possible.
6.03  Ownership.  All confidential information disclosed by one party to the other shall remain the intellectual property of the disclosing party. In the event that a court or other legal or administrative tribunal, directly or through an appointed master, trustee or receiver, assumes partial or complete control over the assets of a party to this Agreement based on the insolvency or bankruptcy of such party, the bankrupt or insolvent party shall promptly notify the court or other tribunal (i) that confidential information received from the other party under this Agreement remains the property of the other party and (ii) of the confidentiality obligations under this Agreement. In addition, the bankrupt or insolvent party shall, to the extent permitted by law, take all steps necessary or desirable to maintain the confidentiality of the other party's confidential information and to ensure that the court, other tribunal or appointee maintains such information in confidence in accordance with the terms of this Agreement.
7.              TERM AND TERMINATION
7.01  Term.  Unless earlier terminated as provided in this Article 7,
SB's obligations to pay royalties to PDL hereunder shall come into force on the Effective Date and shall continue, on a country by country basis, [CONFIDENTIAL TREATMENT REQUESTED]. Unless earlier terminated, this Agreement shall expire upon the expiration of all SB's royalty obligations to PDL hereunder. Expiration of this Agreement or expiration of SB's obligation to pay royalties to PDL in any country hereunder shall not preclude SB from continuing to market or have marketed Licensed Product in such country without further payment to PDL.
7.02  Termination.
(a)  If either party shall at any time default in the payment of any royalty, or the making of any report hereunder, or shall commit any material breach of any covenant or agreement herein contained or shall make any false report, and shall fail to have initiated and actively pursued remedy of any such default or breach within (i) fifteen (15) days after receipt of written notice of failure to pay royalties hereunder, or (ii) forty-five (45) days after receipt of written notice of any default or breach (other than failure to pay royalties) by the other party, the non-breaching party may, at its option, cancel this Agreement and revoke any rights and licenses herein granted and directly affected by the default or breach by notice in writing to such effect, but such act shall not prejudice the right of the party giving notice to recover any royalty or other sums due at the time of such cancellation, it being understood, however, that if within forty-five (45)
days after receipt of any such notice the receiving party shall have initiated and actively pursued remedy of its default (other than failure to pay royalties), then the rights and licenses herein granted shall remain in force as if no breach or default had occurred on the part of the receiving party, unless such breach or default is not in fact remedied within a reasonable period of time.
(b) This Agreement may be terminated by either party upon the occurrence of any of the following which is not stayed or vacated within ninety (90) days of such occurrence: (i) petition in bankruptcy filed by or against the other party; (ii) adjudication of the other party as bankrupt or insolvent; (iii) appointment of a liquidator, receiver or trustee for all or a substantial part of the other party's property; or (iv) an assignment for the benefit of creditors of the other party. Notwithstanding the bankruptcy of PDL, or the impairment of performance by PDL of its obligations under this Agreement as a result of bankruptcy or insolvency of PDL, SB shall be entitled to retain the licenses granted herein, subject to PDL's rights to terminate this Agreement for reasons other than bankruptcy or insolvency as expressly provided in this Agreement. All rights granted under or pursuant to this Agreement by PDL to
SB are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of rights to "intellectual property" as defined under Section 101(35A) of the U.S. Bankruptcy Code. The parties agree that SB, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code, subject to performance by SB of its preexisting obligations under this Agreement.
(c)     [CONFIDENTIAL TREATMENT REQUESTED]
(d)     SB may terminate the license granted under this Agreement as to the Licensed PDL Patents in any country of the Territory at any time upon sixty (60) days prior written notice.
7.03  No Waiver.  The right of either party to terminate this Agreement as provided herein shall not be affected in any way by its waiver of any previous failure to perform hereunder or by its failure to take action with respect thereto.
7.04  Survival.  Termination for any reason hereunder shall not affect any accrued rights or obligations of the parties arising in any manner under this Agreement as of the date of termination. In any event, the confidentiality and indemnity obligations and any accrued but unpaid payment obligations under Articles 3, 5 and 6, respectively, shall survive any termination of this Agreement.
8.      MISCELLANEOUS
8.01  Assignment.   This Agreement and the licenses herein granted shall
be binding upon and inure to the benefit of the successors in interest of the respective parties. Neither this Agreement nor any interest hereunder shall be assignable by either party without the prior written consent of the other; provided, however, that either party may assign this Agreement or any part of its rights and obligations hereunder to any Affiliate of such party or to any corporation with which that party may merge or consolidate, or to which it may transfer all or substantially all of its assets, without obtaining the consent of the other party, provided that the party effecting such assignment shall notify the other promptly following such assignment.
8.02  Entire Agreement.   This Agreement, entered into as of the date
written above, constitutes the entire agreement between the parties relating to the subject matter hereof and supersedes all previous writings and understandings. No terms or provisions of this Agreement shall be varied or modified by any prior or subsequent statement, conduct or act of either of the parties, except that the parties may amend this Agreement by written instruments specifically referring to and executed in the same manner as this Agreement.
8.03  Severability.
        (a) In the event any portion of this Agreement shall be held illegal, void or ineffective, the remaining portions hereof shall remain in full force and effect.
        (b) If any of the terms or provisions of this Agreement are in conflict with any applicable statute or rule of law, then such terms or provisions shall be deemed inoperative to the extent that they may conflict therewith and shall be deemed to be modified to conform with such statute or rule of law.
        (c) In the event that the terms and conditions of this Agreement are materially altered as as provided in Sections 8.03(a) and (b), the parties will in good faith renegotiate the terms and conditions of this Agreement to carry out the intent of the parties.
8.04  Notices.  Notices required or permitted under this Agreement shall be in writing in the English language and sent by by overnight mail (e.g., FedEx), or by facsimile confirmed by by overnight mail (e.g., FedEx), and shall be deemed to have been properly served to the addressee upon receipt of such written communication, to the following addresses of the parties or to such address or addresses as may be specified from time to time in a written notice:
If to PDL:      Protein Design Labs, Inc.
        34801 Campus Drive
        Fremont, California 94555 USA
        Attention: General Counsel
        Facsimile number: (510) 574-1473
If to SB:       SmithKline Beecham Corporation
                One Franklin Plaza (Mail Code FP 1930)
                P.O. Box 7929
                Philadelphia, PA  19101
                Attn:  Senior Vice President, Business Development

                Facsimile number:  (215) 751-4253

Copy to:        SmithKline Beecham Corporation
                One Franklin Plaza (Mail Code FP 2360)
                P.O. Box 7929
                Philadelphia, PA 19101
                Attn:  Corporate Law - US

                Fax: number:  (215)751-3935
8.05  Choice of Law.   This Agreement shall be deemed to have been made
in New York and its form, execution, validity, construction and effect shall be determined in accordance with the laws thereof.
8.06  Dispute Resolution.   Any dispute, controversy or claim arising
out of or relating to this Agreement, including without limitation, a dispute concerning a termination of this Agreement (hereinafter collectively referred to as "Dispute") shall be attempted to be settled by the parties, in good faith, by submitting each such Dispute to appropriate senior management representatives of each party in an effort to effect a mutually acceptable resolution thereof within thirty (30) days of submission to such representatives. Within fifteen (15) days after submission of the Dispute to such senior representatives, each party shall submit a brief, written summary of the Dispute and their respective positions with respect to the Dispute to such senior representatives. In the event no mutually acceptable resolution is achieved in such time frame, then each party shall be entitled to seek relief for such Dispute by using any appropriate judicial mechanism which may be available in the courts.
8.07  Waiver.  None of the terms, covenants and conditions of this
Agreement can be waived except by the written consent of the party waiving compliance.
8.08  Force Majeure.   If the performance of any part of this Agreement
by either party, or of any obligation under this Agreement, is prevented, restricted, interfered with or delayed by reason of any cause beyond the reasonable control of the party liable to perform, unless conclusive evidence to the contrary is provided, the party so affected shall, upon giving written notice to the other party, be excused from such performance to the extent of such prevention, restriction, interference or delay; provided that the affected party shall use its reasonable best efforts to avoid or remove such causes of non-performance and shall continue performance with the utmost dispatch whenever such causes are removed. When such circumstances arise, the parties shall discuss what, if any, modification of the terms of this Agreement may be required in order to arrive at an equitable solution.
8.09  Publicity.   It is contemplated that one or both of the parties
may issue a press release announcing this Agreement, the form and content of which shall be mutually agreed upon. No other public announcement or other disclosure to Third Parties concerning the terms, financial or otherwise shall be made, either directly or indirectly, by any party to this Agreement, except as may be legally required or as may be required for recording purposes, without first obtaining the approval of the other Party, which approval shall not be unreasonably withheld, and agreement upon the nature and text of such announcement or disclosure. The party desiring to make any such public announcement or other disclosure shall inform the other party of the proposed announcement or disclosure in reasonably sufficient time prior to public release, and shall provide the other party with a written copy thereof, in order to allow such other party to comment upon such announcement or disclosure. The party reviewing the release shall use good faith efforts to promptly review and provide comments upon the proposed public release, which comments shall be provided as soon as practicable but in any event within seven (7) days of delivery of the initial draft of the proposed release. Each party agrees that it shall cooperate fully with the other with respect to all disclosures regarding this Agreement to the Securities Exchange Commission, the U.K. Stock Exchange and any other governmental or regulatory agencies, including requests for confidential treatment of proprietary information of either party included in any such disclosure.
8.10 Headings. The captions used herein are inserted for convenience of reference only and shall not be construed to create obligations, benefits, or limitations.
8.11 Export. Each party acknowledges that the laws and regulations of the United States restrict the export and re-export of commodities and technical data of United States origin. Each party agrees that it will not export or re-export restricted commodities or the technical data of the other party in any form without the appropriate United States and foreign government licenses.
8.12 Counterparts. This Agreement may be executed in counterparts, all of which taken together shall be regarded as one and the same instrument.

8.13 Independent Contractors. The parties are independent contractors under this Agreement and no other relationship is intended, including, without limitation, partnership, joint venture or agency relationship. Neither party shall act in a manner which expresses or implies a relationship other than of independent contractor, nor bind the other party, except as otherwise expressly provided in this Agreement. Nothing in this Agreement shall be deemed to infer any direct relationship between PDL and any Affiliate of SB. IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.


PROTEIN DESIGN LABS, INC.       SMITHKLINE BEECHAM
                                        CORPORATION


By:  ______________________             By:
____________________________

Title:                                  Title:



EXHIBIT A


Licensed PDL Patents



The following are patents and patent applications (also known as the "Queen et al. patents") issued and filed in certain countries in the world and licensed as part of the Licensed PDL Patents under the Agreement (As of August 25, 1999).

1.  The following issued U.S. patents and U.S. patent applications:

No. 5,585,089, "Humanized Immunoglobulins," issued December 17, 1996.

No. 5,693,761, "Polynucleotides Encoding Improved Humanized
Immunoglobulins," issued December 2, 1997.

No. 5,693,762, "Humanized Immunoglobulins," issued December 2, 1997.

[CONFIDENTIAL TREATMENT REQUESTED]


2.  The following patents and patent applications outside the U.S.:

Patent No.

Country
Title*
Issued
647383
Australia
"Novel Immunoglobulins, Their Production
and Use"
Issued
671949
Australia
"
Issued
AT E133452
Austria
"
Issued
0451216
Belgium
"
Issued
61095
Bulgaria
"
Issued
970016

Brazil
"
Issued
0451 216B1
European
"
Issued
0682040 B1
European

Issued
FR0451216
France
"
Issued
DE
68925536
Germany
"
Issued
DD 296 964
East Germany
"
Issued
GB 0451216
Great Britain
"
Issued
1001050

Greece
"
Issued
211174

Hungary
"
Issued
IT O451216
Italy
"
Issued
2828340
Japan
"
Issued
LU O451216
Luxembourg
"
Issued
92.2146
Monaco
"
Issued
NL 0451216
Netherlands
"
Issued
231984
New Zealand
"
Issued
132068
Pakistan
"
Issued
29729
Philippines
"
Issued
92758
Portugal
"
Issued
4895847.13
Russia
"
Issued
2126046
Russia
"
Issued
SG O451216
Singapore
"
Issued
89/9956
South Africa
"
Issued
178385
South Korea
"
Issued
2081974 T3
Spain
"
Issued
SE O451216
Sweden
"
Issued
CHO 451216
Switzerland
"
Issued
50034
Taiwan
"
Issued
13349
Uruguay
"
Issued
48700
Yugoslavia
"







Country
Title*
Pending
Argentina
"Novel Immunoglobulins, Their
Production and Use"
Pending
Canada
"
Pending
Chile
"
Pending
China
"
Pending
Croatia
"
Pending
Czech Republic
"
Pending
Ecuador
"
Pending
Europe
"
Pending
Hong Kong
"
Pending
Ireland
"
Pending
Israel
"
Pending
Japan
"
Pending
South Korea

Pending
Romania
"
Pending
Slovak Republic
"
Pending
Venezuela
"
Pending
Denmark
"
Pending
Finland
"
Pending
Norway
"









*Exact titles may differ in different countries.